Exhibit 99.4

Interpace Diagnostics Group Begins Trading on NASDAQ
Trading Under New Ticker Symbol: IDXG
Parsippany, NJ, December 23, 2015 -- Interpace Diagnostics Group, (Nasdaq: IDXG) has announced that it will begin trading today on the NASDAQ under the ticker symbol “IDXG”.
“Today marks a transformative event in our Company’s history. Following the completion of the sale of our commercial services business, we are transitioning into a pure play molecular diagnostics company complete with a new name and trading symbol,” said Graham Miao, Chief Financial Officer and Executive Vice President. “We are now focused on executing our strategy to drive test volume growth and increase payer coverage through impressive clinical data and higher physician awareness.”
Forward Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995, relating to our future financial and operating performance. PDI has attempted to identify forward looking statements by terminology including "believes," "estimates," "anticipates," "expects," "plans," "projects," "intends," "potential," "may," "could," "might," "will," "should," "approximately" or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements.  These statements are based on current expectations, assumptions and uncertainties involving judgments about, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond PDI's control. These statements also involve known and unknown risks, uncertainties and other factors that may cause PDI's actual results to be materially different from those expressed or implied by any forward-looking statement.

Known and unknown risks, uncertainties and other factors include, but are not limited to, our ability to adequately finance the business, the market's acceptance of our molecular diagnostic tests; our ability to secure additional business and generate higher profit margins through sales of our molecular diagnostic tests, in-licensing or other means, projections of future revenues, growth, gross profit and anticipated internal rate of return on investments. Additionally, all forward-looking statements are subject to the risk factors detailed from time to time in PDI's periodic filings with the Securities and Exchange Commission (SEC), including without limitation, the Annual Report on Form 10-K filed with the SEC on March 5, 2015 and in PDI's Form 10-Q filed with the SEC on November 12, 2015. Because of these and other risks, uncertainties and assumptions, undue reliance should not be placed on these forward-looking statements. In addition, these statements speak only as of the date of this press release and, except as may be required by law, PDI undertakes no obligation to revise or update publicly any forward-looking statements for any reason.
About Interpace Diagnostics Group, Inc
Interpace Diagnostics is focused on developing and commercializing molecular diagnostic tests, leveraging the latest technology and personalized medicine for better patient diagnosis and management. The company currently has three commercialized molecular tests; PancraGen for the diagnosis and prognosis of pancreatic cancer from pancreatic cysts; ThyGenX, for the diagnosis of thyroid cancer from thyroid nodules utilizing a next generation sequencing assay and ThyraMIR, for the diagnosis of thyroid cancer from thyroid nodules utilizing a proprietary gene expression assay. Interpace Diagnostics mission is to provide personalized medicine through molecular diagnostics and innovation to advance patient care based on rigorous science.

CONTACTS:
Interpace Diagnostics
Investor Relations:
Chris Dailey / Doug Sherk
EVC Group, Inc.
(646)445-4800
cdailey@evcgroup.com

Media:
Dave Schemelia
EVC Group, Inc.
(646)201-5431
dave@evcgroup.com